EXHIBIT 32.1

CERTIFICATIONS PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of SmartRent, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2025, as filed with the Securities and Exchange Commission (the “Report”), I, Frank Martell, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 4, 2026

/s/ FRANK MARTELL

Frank Martell

President and Chief Executive Officer

(Principal Executive Officer)

In connection with the Annual Report of SmartRent, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2025, as filed with the Securities and Exchange Commission (the “Report”), I, Daryl Stemm, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 4, 2026

/s/ DARYL STEMM

Daryl Stemm

Chief Financial Officer

(Principal Financial and Accounting Officer)